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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Rayonier Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 (File Nos. 33-51972 and 33-52855).


                                                             ARTHUR ANDERSEN LLP
Stamford, Connecticut,
   March 23, 1995